EQ ADVISORS TRUSTSM – EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

SUPPLEMENT DATED DECEMBER 6, 2011 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2011, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus dated May 1, 2011 of the EQ/AllianceBernstein Small Cap Growth Portfolio of the EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or you can view, print and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding the approval by the Portfolio’s Class IA shareholders of a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Class IA shares of the EQ/AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”).

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The legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2011, as supplemented May 1, 2011, May 12, 2011, June 14, 2011, July 1, 2011, July 28, 2011, August 1, 2011, August 5, 2011, August 12, 2011, August 18, 2011, October 1, 2011, October 31, 2011 and December 6, 2011; and Statement of Additional Information (“SAI”), dated May 1, 2011, as supplemented May 1, 2011, June 14, 2011, July 1, 2011, August 1, 2011, August 12, 2011, August 16, 2011, October 1, 2011, October 31, 2011 and December 6, 2011; and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2010, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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Effective January 1, 2012, the tables in the “Fees and Expenses of the Portfolio” section of the Summary Prospectus under the headings “Annual Portfolio Operating Expenses” and “Example” are hereby deleted in their entirety and replaced with the information listed below:

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

EQ/AllianceBernstein Small Cap Growth Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.74%	0.74%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.12%	0.12%
Total Annual Portfolio Operating Expenses	1.11%	1.11%

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	$00.000	$00.000	$00.000	$00.000
	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$113	$353	$612	$1,352
Class IB Shares	$113	$353	$612	$1,352